Exhibit 99.2



PRO FORMA FINANCIAL INFORMATION:

     The following unaudited pro forma financial information reflects New Century's results of operations as if the First and Second acquisitions of the Acquired Mineral Interests of the Mustang Creek Assets had occurred on January 1, 2005. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

     The amounts in the New Century Energy Corp. column below are derived from the unaudited consolidated balance sheet and statement of operations for the six months ended June 30, 2006, which include the assets and liabilities and results of operations of the third acquisition of the L-H Gas Unit, which closed on January 3, 2006.

     The Mustang Creek 1st Acquisition column below is derived from the historical unaudited "carved out" financial statements of the Mustang Creek Assets, which includes the balance sheet for the First Acquisition as of March 31, 2006. The Mustang Creek 1st Acquisition column also includes the results of operations of the First Acquisition for the period from January 1, 2005 through December 31, 2005 and January 1, 2006 through March 31, 2006.

     The Mustang Creek 2nd Acquisition column below is derived from the historical unaudited "carved out" financial statements of the Mustang Creek Assets, which includes the balance sheet for the Second Acquisition as of June 30, 2006. The Mustang Creek 2nd Acquisition column also includes the results of operations of the Second Acquisition for the period from January 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006.

     The historical financial information and the unaudited pro forma combined financial information set forth below should be read in conjunction with the Company's consolidated financial statements filed on Form 10KSB for the year ended December 31, 2005 and Form 10QSB for the six months ended June 30, 2006.


                          New Century     Mustang Creek      Mustang Creek       Pro Forma       Pro Forma
                          Energy Corp.   1st Acquisition    2nd Acquisition      Adjustment      Combined
                          -----------    ---------------    ---------------      ----------      ---------

Current assets
Cash                      $ 8,969,548    $             -    $                  $ (5,921,803)    $ 3,047,745
Accounts receivable         3,651,260          1,066,021             142,280     (1,208,301)      3,651,260
Inventory                     206,015                  -                   -              -         206,015
Other assets                  125,661                  -                   -              -         125,661
                          -----------    ---------------     ---------------     ----------     -----------
Total current assets       12,952,484          1,066,021             142,280     (7,130,104)      7,030,681
                          -----------    ---------------     ---------------     ----------     -----------
Oil and gas properties     61,241,462          8,110,247             540,445     (8,650,692)     61,241,462
Less: Accumulated
Depreciation and
Depletion                  (6,769,715)        (1,326,857)            (65,272)    (2,151,334)    (10,313,178)
Other plant assets (net)      133,293                  -                   -              -         133,293
                          -----------    ---------------     ---------------     -----------    -----------
Total oil and gas
Properties                 54,605,040          6,783,390             475,173    (10,802,026)     51,061,577
                          -----------    ---------------     ---------------    -----------     -----------
Other assets                  105,018                  -                   -        (58,484)         46,534
                          -----------    ---------------     ---------------    -----------     -----------
Total assets              $67,662,542    $     7,849,411     $       617,453   $(17,990,614)    $58,138,792
                          ===========    ===============     ===============    ===========     ===========

Liabilities, owners' net investment and stockholders' equity (deficit)

Current liabilities
Accounts payable          $   589,260    $       436,412     $        47,340   $   (483,752)    $   589,260
Accrued liabilities         1,313,526                  -                   -              -       1,313,526
Current portion of
Long term note             17,118,107                  -                   -        160,462      17,278,569
Derivative liabilities      3,603,835                  -                   -              -       3,603,835
                          -----------    ---------------      --------------    -----------      ----------
Total current
  liabilities              22,624,728            436,412              47,340       (323,290)     22,785,190
                          -----------    ---------------      --------------    -----------      ----------
Notes payable -
 long term                 44,151,056                  -                  -        (129,488)     44,021,568
Deferred income taxes               -                  -                  -         814,400         814,400
Asset retirement
Obligation                    330,304             10,854                 483        (11,337)        330,304
                          -----------    ---------------      --------------    -----------      ----------
Total liabilities          67,106,088            447,266              47,823        350,285      67,951,462
                          -----------    ---------------      --------------    -----------      ----------
Owner's net investment              -          7,402,145             569,630     (7,971,775)              -
                          -----------    ---------------      --------------    -----------      ----------
Stockholders' Equity
  (deficit)                   556,454                  -                   -    (10,369,124)     (9,812,670)
                          -----------    ---------------      --------------    -----------      ----------
Total Liabilities,
Owners' net investment
And Stockholders'
Equity (deficit)          $67,662,542    $     7,849,411      $      617,453    $(17,990,614)   $58,138,792
                          ===========    ===============      ==============    ============    ===========


  Unaudited pro forma combined consolidated statement of income (loss) for six months ended June 30, 2006.


                           New Century     Mustang Creek       Mustang Creek       Pro Forma     Pro Forma
                           Energy Corp.   1st Acquisition     2nd Acquisition      Adjustment     Combined
                          --------------------------------------------------------------------------------
Revenues                  $  7,475,419    $     3,161,431      $      597,063     $         -  $ 11,233,913
Operating expenses           5,884,938          1,009,656             146,426       1,171,246     8,212,266
                           -----------      -------------        ------------       ---------   -----------
Income from operations       1,590,481          2,151,775             450,637      (1,171,246)    3,021,647
Other income (expense)      (3,456,674)                 -                   -      (1,406,965)   (4,863,639)
                           -----------      -------------        ------------      ----------   -----------
Income (loss)
  before income tax         (1,866,193)         2,151,775             450,637      (2,578,211)   (1,841,992)
Income tax expense                   -                  -                   -        (763,197)     (763,197)
                           -----------      -------------        ------------      ----------   -----------
Net Income (loss)         $ (1,866,193)   $     2,151,775       $     450,637     $(3,341,408) $ (2,605,189)
                           ===========      =============        ============      ==========   ===========
Earnings (loss) per share:
Basic                     $       (.03)   $           .04       $         .01     $      (.06) $       (.05)

Weighted average number     55,795,695         55,795,695          55,795,695      55,795,695    55,795,695
 of shares  - Basic        ===========      =============        ============     ===========   ===========

Diluted                   $       (.03)   $           .04       $         .01     $      (.06) $       (.05)

Weighted average number     55,795,695         55,795,695          55,795,695      55,795,695    55,795,695
 of shares  - Diluted      ===========      =============        ============     ===========   ===========


     The assumptions used for the Pro Forma Adjustments to the unaudited condensed consolidated balance sheet for the period ended June 30, 2006 are below.

     A pro forma adjustment was made to remove assets, liabilities and owners' net investment of the Mustang Creek Assets from the Pro Forma Combined column. New Century completed the First Acquisition on April 28, 2006 and the Second Acquisition on June 30, 2006 and the balance sheet in the New Century Energy Corp. column already includes the assets and liabilities of the Mustang Creek Assets.

The pro forma adjustment to Cash:
2005 pro forma interest income on excess cash                       163,064
2006 pro forma interest income on excess cash                        78,958
2005 interest and principal paid on $5M Note                       (949,766)
2006 interest and principal paid on $5M Note                       (474,883)
Pro forma interest paid on $40M note
   January 2005 to December 2005                                 (3,441,389)
   January 2006 to March 2006                                      (939,167)
   Cash paid to reduce principal of Note                           (358,620)
                                                                -----------
Pro forma adjustment to Cash                                    $(5,921,803)
                                                                ===========

     Interest is computed using the effective interest method and began accruing on January 1, 2005, with the first interest payment recorded in February 2005. The interest rate is based on the actual Wall Street Journal Prime Rate plus 2 points; with a floor of 8% for the $40M note and 17.5% for the $5M note. Payments on the $40M note and the $5M note ("Laurus Notes") are made based on 80% of the net revenue generated from the Mustang Creek Assets each month. Seven-eighths of the payment was allocated to the larger note and the remainder to the smaller note. In accordance with the Laurus Note agreements, the principal payments were initially were applied first to accrued interest, then to current interest then to reduce the principal on the note.

     The pro forma adjustment for 2006 to accumulated depreciation and depletion relates to the following:


                                          Mustang Creek      Mustang Creek       Pro Forma
                                         1st Acquisition    2nd  Acquisition    Adjustment
                                         -------------------------------------------------
Depletion for the two acquisitions
  at stepped up basis                    $   (3,143,089)    $      (400,374)  $ (3,543,463)
Removal of historical depletion for
  the two acquisitions                        1,326,857              65,272      1,392,129
                                          -------------      --------------   ------------
Pro forma adjustment to accumulated
  depreciation and depletion             $   (1,816,232)    $      (335,102)  $ (2,151,334)
                                          =============      ==============   ============


The pro forma adjustment for 2006 to other assets relates to the following:

2005 amortization using the effective
   interest method for $40M Note (12 months)                            (35,590)
2006 amortization using the effective
   interest method for $40M Note (3 months)                              (8,805)
2005 amortization using the effective
   interest method for $5M Note (12 months)                              (9,406)
2006 amortization using the effective
   interest method for $5M Note (6 months)                               (4,683)
                                                                     ----------
Pro forma adjustment to other assets                                 $  (58,484)
                                                                     ==========

The pro forma adjustment for 2006 to Notes Payable - Long term relates to the following:
Adjustments Related to $40M Note:
   2005 amortization of note discount (12 months)                    $  393,373
   2006 amortization of note discount (3 months)                         97,881
Payment of Principal according to Note agreement                       (358,620)

Adjustments Related to $5M Note:
   2005 amortization of note discount (12 months)                        30,867
   2006 amortization of note discount (6 months)                         61,486
   2005 Payment of Principal on $5M Note
(123,650)
   2006 Payment of Principal on $5M Note
(70,363)

Reclassification of payments due in the next 12
   months to current on $5M note                                       (160,462)
                                                                     -----------
Pro forma adjustment to Notes Payable - Long term portion            $ (129,488)
                                                                     ===========

     The pro forma adjustments for 2006 to the current portion and the long term portion of the Laurus Notes payable were determined by extending the effective interest rate calculation tables through June 2007 using estimated monthly net proceeds. Interest and principal payment amounts were estimated using independent reserve reports to project average monthly revenue and expense.

     The pro forma adjustment for deferred income tax includes the 2006 income tax adjustment of $771,652 for Mustang Creek First Acquisition and $42,748 for the Mustang Creek Second Acquisition and was determined as hypothetical for the acquisitions. New Century Energy Corp. has a carryforward net operating loss from 2005 of approximately $3.4 million.

     The cumulative pro forma adjustment to Stockholders Equity for 2006 relates to the following:

2005 Stepped Up Depletion Mustang Creek 1st Acquisition            $   (884,697)
2006 Stepped Up Depletion Mustang Creek 1st Acquisition                (931,535)
2005 Stepped Up Depletion Mustang Creek 2nd Acquisition                ( 95,392)
2006 Stepped Up Depletion Mustang Creek 2nd Acquisition                (239,711)
2006 Removal of historical depletion of Mustang Creek
     Assets in New Century Energy Corp. column                       (1,392,129)
2005 Amortization of discount on $40M note                             (393,373)
2006 Amortization of discount on $40M note                              (97,881)
2005 Amortization of discount on $5M note                               (61,486)
2006 Amortization of discount on $5M note                               (30,867)
2005 Interest on $40 M Note (12 months)                              (3,441,389)
2006 Interest on $40 M Note (3 Months)                                 (939,167)
2005 Interest on $5 M Note (12 months)                                 (826,115)
2006 Interest on $5 M Note (6 Months)                                  (404,520)
2005 Amortization of deferred loan costs on $40M Note (12 months)       (35,590)
2006 Amortization of deferred loan costs on $40M Note (3 months)         (8,805)
2005 Amortization of deferred loan costs on $5M Note (12 months)         (9,406)
2006 Amortization of deferred loan costs on $5M Note (6 months)          (4,683)
2005 Pro forma interest income on excess cash                           163,064
2006 Pro forma interest income on excess cash                            78,958
2005 Pro forma income tax expense Mustang Creek 1st Acquisition         (40,049)
2006 Pro forma income tax expense Mustang Creek 1st Acquisition        (731,603)
2005 Pro forma income tax expense Mustang Creek 2nd Acquisition         (11,154)
2006 Pro forma income tax expense Mustang Creek 2nd Acquisition         (31,594)
                                                                    -----------
Total pro forma adjustment to Stockholders' equity (deficit)       $(10,369,124)
                                                                    ===========

The assumptions used for the pro forma adjustment to the condensed consolidated statement of operations for the six months ended June 30, 2006 follow:

Additional depletion due to the stepped up basis for
   the First Acquisition of the Mustang Creek Assets               $  (931,535)
Additional depletion due to the stepped up basis for
   the Second Acquisition of the Mustang Creek Assets                 (239,711)
Three months of interest expense using the effective
   method of amortization on the $40M note                            (939,167)
Six months of interest expense using the effective
   method of amortization on the $5M note                             (404,520)
Three months of amortization of deferred loan costs
   using the effective interest rate method on the $40M note            (8,805)
Six months of amortization of deferred loan costs
   using the effective interest rate method on the $5M note             (4,683)
Three months of amortization of discount on note
   using the effective interest rate method on the $40M note           (97,881)
Six months of amortization of discount on note
   using the effective interest rate method on the $5M note            (30,867)
2006 Pro forma interest income on excess cash                           78,958
2006 Pro forma income tax expense on Mustang Creek 1st Acquisition    (731,603)
2006 Pro forma income tax expense on Mustang Creek 2nd Acquisition     (31,594)
                                                                    -----------
Pro  forma  adjustment  to  the consolidated
   statement of income (loss)                                      $(3,341,408)
                                                                    ==========

     The following unaudited pro forma financial information reflects New Century's results of operations as if both the First and Second acquisitions of the Acquired Mineral Interests of the Mustang Creek Assets ("Mustang Creek Assets") had occurred on January 1, 2005. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

     The amounts in the New Century Energy Corp. column below are derived from the consolidated balance sheet and statement of operations for the year ended December 31, 2005, which did not include the assets and liabilities and results of operations of the third acquisition of the L-H Gas Unit #3, which closed on January 3, 2006, or the First Acquisition or Second Acquisition of the Mustang Creek Assets.

     The Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells ("L-H Gas Unit") for Acquisition #3 column below, which closed on January 3, 2006, is derived from the historical unaudited "carved out" financial statements of the L-H Gas Unit and includes the balance sheet for the Third Acquisition as of December 31, 2005. The L-H Gas Unit #3 column also includes the results of operations of the Third Acquisition for the period from January 1, 2005 through December 31, 2005.

     The Mustang Creek 1st acquisition column below is derived from the historical unaudited "carved out" financial statements of the Mustang Creek Assets, which includes the balance sheet and results of operations for the First Acquisition as of March 31, 2006.

     The Mustang Creek 2nd acquisition column below is derived from the historical unaudited "carved out" financial statements of the Mustang Creek Assets, which includes the balance sheet and results of operations for the Second Acquisition as of June 30, 2006.

     The historical financial information and the unaudited pro forma combined financial information set forth below should be read in conjunction with the Company's consolidated financial statements filed on Form 10KSB for the year ended December 31, 2005 and Form 10QSB for the six months ended June 30, 2006.



                            New Century      L-H Gas       Must. Creek   Must.  Creek     Pro Forma      Pro Forma
                            Energy Corp.   Unit 3rd Acq.    1st Acq.       2nd  Acq.      Adjustment      Combined
------------------------------------------------------------------------------------------------------------------

Revenues                    $ 7,017,065    $ 1,120,104   $ 3,640,535    $   242,705     $          -   $12,020,409
Operating expenses            5,642,488        324,849     1,541,706         77,829        1,120,150     8,707,022
                            -----------    -----------   -----------   ------------     ------------    ----------
Income from operations        1,374,577        795,255     2,098,829        164,876       (1,120,150)    3,313,387
Other income (expense)       (4,773,401)             -             -              -       (4,604,296)   (9,377,697)
                            -----------    -----------   -----------   ------------     ------------    ----------
Income (loss)
  before income tax          (3,398,824)       795,255     2,098,829        164,876       (5,724,446)   (6,064,310)
Income tax expense                    -              -             -              -          (51,203)      (51,203)
                            -----------    -----------   -----------   ------------     ------------    ----------
Net Income (loss)           $(3,398,824)   $   795,255   $ 2,098,829        164,876       (5,775,649)  $(6,115,513)
                            ===========    ===========   ===========   ============     ============    ==========
Earnings (loss) per share:
Basic                       $      (.07)   $       .02   $       .04   $       (.00)    $       (.11)  $      (.12)

Weighted average number      50,961,205     50,961,205    50,961,205     50,961,205       50,961,205    50,961,205
 of shares                  ===========    ===========   ===========   ============     ============   ===========

Diluted                     $      (.06)   $       .01   $       .04   $       (.00)    $       (.11)  $      (.11)

Weighted average number      54,275,225     54,275,225    54,275,225     54,275,225       54,275,225    54,275,225
 of shares                  ===========    ===========   ===========   ============     ============    ==========


The assumptions used for the pro forma adjustment to the condensed consolidated statement of income (loss) for the year ended December 31, 2005 are below.

Interest expense for the $40M Note financing
   (WSJ Prime plus 2 points with an 8% floor for 12 months)    $(3,441,389)
Interest expense for the $5M Note financing
   (17.5% stated interest rate for 12 months)                     (826,115)
Interest expense relating to the amortization of
   deferred loan costs on the $40M Note
   (effective interest method amortization for 12 months)          (35,590)
Interest expense relating to the amortization of
   deferred loan costs on the $5M Note
   (effective interest method amortization for 12 months)           (9,406)
Interest expense relating to the amortization of
   discount for the $40M Note (effective interest method
   amortization for 12 months)                                    (393,373)
Interest expense relating to the amortization of
   discount for the $5M Note (effective interest method
   amortization for 12 months)                                     (61,486)
Additional depletion due to the stepped up basis
   for the 1st acquisition of Mustang Creek Assets                (884,697)
Additional depletion due to the stepped up basis
   for the 2nd acquisition of Mustang Creek Assets                 (95,494)
Additional depletion due to the stepped up basis
   for the acquisition of the L-H Gas Unit #3                     (139,960)
2005 Pro forma interest income on excess cash                      163,064
2005 Pro forma income tax expense for the 1st
   acquisition of Mustang Creek Assets                             (40,049)
2005 Pro forma income tax expense for the 2nd
   acquisition of Mustang Creek Assets                             (11,154)
                                                                   -------
Pro forma adjustment for the unaudited condensed
   consolidated statement of income (loss)for the year
   ended December 31, 2005                                     $(5,775,649)
                                                               ===========

     Income tax expense and a deferred tax liability were included as pro forma adjustments of $40,049 for year ended December 31, 2005 and was determined as hypothetical for the acquisition. New Century Energy Corp. has a carryforward net operating loss from 2005 of approximately $3.4 million.